SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                         Under Section 13 or 15 (d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 17, 1999


                                   NEFF CORP.
             Exact Name of registrant as specified in its charter)

                                    Delaware
                           --------------------------
                             (State of Incorporation)

     001-14145                                          65-0626400
---------------------------                    ------------------------------
   (Commission File No.)                      (IRS Employer Identification No.)

             3750 N.W. 87th AVENUE, Suite 400, MIAMI, FLORIDA 33178
             ------------------------------------------------------
                (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (305) 513-3350



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(b) Unaudited Pro Forma Consolidated Financial Statements of Neff Corporation at, or for periods ended September 30, 1999.

The historical consolidated financial statements of Neff Corporation
(the "Registrant") include the results of operations and financial position of Neff Machinery Inc. ("Machinery"). On December 17, 1999, the Registrant sold Machinery to a third party for $90.5 million (as reported in the Registrant's Form 8-K dated December 29, 1999 and as amended on December 30, 1999).
The pro forma condensed consolidated statement of earnings for the nine months ended September 30, 1999 is prepared assuming that the sale of Machinery occurred as of January 1, 1999. The pro forma consolidated balance sheet as of September 30, 1999 is prepared assuming that the sale occurred as of that date. Value of net assets of Machinery at the sale date differ from those used at September 30, 1999. The Registrant will record a gain on sale in its fourth quarter of fiscal year 1999. Such gain is not expected to differ materially from the after- tax gain of $2.23 million based on the September 30, 1999 net assets of Machinery. The pro forma financial statements include the operations of Sullair Argentina S.A., a subsidiary of the Registrant, which was also sold during the fourth quarter of fiscal year 1999 (as reported in the Registrant's 8-K dated December 2, 1999).

The pro forma condensed financial statements are presented for information purposes only and are not intended to reflect the Registrant's expected future financial position or results of operations. The pro forma financial statements should be read in conjunction with the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and the Registrant's Quarterly Report on Form 10-Q for the 9 months ended September 30, 1999.


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

                                NEFF CORPORATION
                        PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF EARNINGS
                     ($ in millions except per share data)
                      Nine Months Ended September 30, 1999



                                                        As Reported                     Pro Forma                 Pro Forma
                                                                                        Adjustments
                                                        -----------                      -----------              ----------

Revenues:
        Rental Revenue                                     $165,954                      $(12,412)  [a]             $153,542
        Equipment Sales                                      96,085                       (43,403)  [a]               52,682
        Parts and Service                                    36,494                       (21,449)  [a]               15,045

             Total Revenues                                 298,533                       (77,264)                   221,269
                                                           --------                       --------                  --------

Cost of Revenues:
        Cost of Equipment sold                               78,544                        (35,580)  [a]              42,964
        Depreciation of Rental Equipment                     41,615                         (6,138)  [a]              35,477
        Maintenance of Rental Equipment                      49,221                           (861)  [a]              48,360
        Cost of parts and service                            23,477                        (14,434)  [a]               9,043
                                                           --------                        --------                 --------
             Total Cost of revenues                         192,857                        (57,013)                  135,844
                                                           --------                        --------                 --------


Gross Profit                                                105,676                        (20,251)                   85,425
                                                           --------                        --------                 --------
Other Operating Expenses:
        Selling, general, and administrative expenses        54,729                         (8,413)  [a]              46,316
        Other depreciation and amortization                   8,016                         (1,112)  [a,d]             6,904
        Writedown of Assets held for sale                     1,444                               -                    1,444
                                                           --------                        --------                 --------
             Total other operating expenses                  64,189                         (9,525)                   54,664
                                                           --------                        --------                 --------

Income (loss) from operations                                41,487                        (10,726)                   30,761
                                                           --------                        --------                 --------

Other Expense:
        Interest Expense                                     29,782                         (5,369)  [a,b]            24,413
        Amortization of debt issue costs                        871                            (36)  [a]                 835
                                                           --------                        --------                 --------
             Total Other Expense                             30,653                         (5,405)                   25,248
                                                           --------                        --------                 --------

Income (loss) before income taxes and
             minority interest                               10,834                         (5,321)                    5,513
Provision for Income Taxes                                    4,104                         (2,176)  [c]               1,928
                                                           --------                        --------                 --------

Income (loss) before income taxes and
             Minority interest                                6,730                         (3,145)                    3,585
Minority Interest                                            (1,468)                              -                   (1,468)
                                                            --------                       --------                  --------

Net Income (loss)                                            $5,262                        $(3,145)                   $2,117
                                                            --------                       --------                  --------
                                                            --------                       --------                  --------

Earnings per Share:
        Basic                                                  $.25                                                     $.10
                                                            --------                                                 --------

        Diluted                                                $.24                                                     $.10
                                                            --------                                                 --------





Footnotes:
[a]     To eliminate results of Neff Machinery Inc.
[b] To reflect reduction of interest expense at an average rate of 7.01% assuming debt repayment of $90.5 by the Company from the proceeds of the sale.
[c]     To reflect the income tax effect of pro forma adjustments
[d]     To eliminate items related to Machinery recorded on Neff Corp.


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                                NEFF CORPORATION
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                ($ in millions)
                               September 30, 1999

                                                          As Reported                   Pro Forma                 Pro Forma
                                                                                        Adjustments
                                                         -------------                  -------------            -------------
Assets :
Cash and Cash Equivalents                                   $5,506,900                     $(590,880)  [1]          $4,916,020


Rental Equipment, net                                      393,352,354                   (47,874,822)  [1]         345,477,532

Goodwill, net                                              108,274,560                      (520,009)  [1]         107,754,551

Other Assets                                               158,480,652                   (40,748,356)              117,732,296
                                                         -------------                  -------------            -------------

Total Assets                                              $665,614,466                  $(89,734,067)             $575,880,399
                                                         -------------                  -------------            -------------
                                                         -------------                  -------------            -------------



Liabilities and Stockholders' Equity
Liabilities :
Senior Credit Facility                                   $259,400,771                   $(92,642,020)  [1,2]      $166,758,751
10 1/4% Sub Notes                                         198,633,170                              -               198,633,170

Other Liabilities                                          88,445,774                        682,111  [1]           89,127,885
                                                        -------------                   -------------             -------------

Total Liabilities                                         546,479,715                    (91,959,909)              454,519,806
                                                        -------------                   -------------             -------------

Minority Interest                                          14,501,880                              -                14,501,880
                                                        -------------                   -------------            -------------
Stockholders' Equity                                      104,632,871                      2,225,842               106,858,713
                                                        -------------                    ------------            -------------
Total Liabilities and Stockholders' Equity               $665,614,466                   $(89,734,067)             $575,880,399
                                                        -------------                   -------------            -------------
                                                        -------------                   -------------            -------------
Footnotes:

[1]     To eliminate the assets and liabilities of Neff Machinery, Inc.
[2] To reflect the payment of $90.5 debt by the company from the proceeds of the sale. The actual proceeds available for debt repayment may differ.


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